EXHIBIT 23.2
                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

               As independent public accountants,  we hereby consent to the
          use  of  our  reports  included  in   or  made  a  part  of  this
          registration statement.


                                             ARTHUR ANDERSEN, LLP

          Houston, Texas
          May 8, 1995
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